Exhibit 99.2
NBHC to Acquire Vista Bancshares, Inc. Strategic Expansion in High-Growth Texas Markets September 15th, 2025

Forward-Looking Statements Cautionary Note Regarding Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to, among other things, NBHC’s strategy, plans, beliefs, goals, intentions, and expectations regarding the proposed transaction; its ability to achieve its financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts. Forward-looking statements typically contain words such as “anticipate,” “believe,” “potential,” “will,” “estimate,” “plans,” “approximately,” “opportunity,” “expect,” “position,” “pro forma,” “proposed,” “intend” or similar expressions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in NBHC’s most recent Annual Report on Form 10-K for the year ended December 31, 2024, in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended June 30, 2025, other risks and uncertainties listed from time to time in NBHC’s reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”) each of which is filed with the SEC and available in the “Financials” section of NBHC’s website at https://www.nationalbankholdings.com, under the heading “SEC Filings” and in other documents NBHC files with the SEC. Additional factors that could cause results actual results to differ materially from those in forward-looking statements include: the ability to obtain required regulatory, shareholder or other approvals or meet other closing conditions to the merger on the expected terms and schedule; the acquisition may not be timely completed, if at all; difficulties and delays in integrating NBH Bank’s and Vista Bank’s businesses or fully realizing cost savings and other benefits; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of NBHC and Vista to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against NBHC or Vista; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; business disruption prior to the completion of the acquisition or following the proposed transaction; NBHC’s ability to execute its business strategy; adverse regulatory conditions that may be imposed in connection with regulatory approvals of the transaction; reputational risks and risks relating to the reaction of NBHC’s and Vista’s customers or employees to the proposed transaction, including the effects on their respective ability to attract or retain customers and key personnel; diversion of management time on acquisition-related issues; the dilution caused by NBHC’s issuance of additional shares of its capital stock in connection with the transaction; economic, market, operational, liquidity, credit and interest rate risks associated with NBHC’s business; business and economic conditions along with external events both generally and in the financial services industry; susceptibility to credit risk and fluctuations in the value of real estate and other collateral securing a significant portion of NBHC’s loan portfolio, including with regards to real estate acquired through foreclosure, and the accuracy of appraisals related to such real estate; the allowance for credit losses and fair value adjustments may be insufficient to absorb losses in NBHC’s loan portfolio; NBHC’s ability to maintain sufficient liquidity to meet the requirements of deposit withdrawals and other business needs; changes impacting monetary supply and the businesses of NBHC’s clients and counterparties, including levels of market interest rates, inflation, currency values, monetary and fiscal policies, and the volatility of trading markets; changes in the fair value of NBHC’s investment securities and the ability of companies in which we invest to commercialize their technology or product concepts; the loss of certain executive officers and key personnel; any service interruptions, cyber incidents or other breaches relating to NBHC’s technology systems, security systems or infrastructure or those of NBHC’s third-party providers; the occurrence of fraud or other financial crimes within NBHC’s business; competition from other financial institutions and financial services providers and the effects of disintermediation within the banking business including consolidation within the industry; changes to federal government lending programs like the Small Business Administration’s Preferred Lender Program and the Federal Housing Administration’s insurance programs, including the impact of a government shutdown of such programs; impairment of NBHC’s mortgage servicing rights, disruption in the secondary market for mortgage loans, declines in real estate values, or being required to repurchase mortgage loans or reimburse investors; developments in technology, such as artificial intelligence, the success of NBHC’s digital growth strategy, and NBHC’s ability to incorporate innovative technologies in its business and provide products and services that satisfy NBHC’s clients’ expectations for convenience and security; NBHC’s ability to execute its organic growth and acquisition strategies; the accuracy of projected operating results for assets and businesses we acquire as well as NBHC’s ability to drive organic loan growth to replace loans in its existing portfolio with comparable loans as loans are paid down; changes to federal, state and local laws and regulations along with executive orders applicable to NBHC’s business, including tax laws; NBHC’s ability to comply with and manage costs related to extensive government regulation and supervision, including current and future regulations affecting bank holding companies and depository institutions; the application of any increased assessment rates imposed by the Federal Deposit Insurance Corporation; claims or legal action brought against NBHC by third parties or government agencies; and other factors that may affect the future results of NBHC. NBHC can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. Forward-looking statements speak only as of the date they are made and are based on information available at the time. NBHC does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Except to the extent required by applicable law or regulation, NBHC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. Important Additional Information and Where to Find It NBHC intends to file with the SEC a Registration Statement on Form S-4 to register the shares of NBHC common stock to be issued to the shareholders of Vista in connection with the proposed transaction. The Registration Statement will include a proxy statement/prospectus, which will be sent to the shareholders of Vista in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY/STATEMENT PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY ARE AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NBHC, VISTA AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. You will also be able to obtain these documents, when they are filed, free of charge, by directing a request to National Bank Holdings Corporation, Attention: Investor Relations, 7800 E. Orchard Road, Suite 300, Greenwood Village, CO 80111, by e-mailing ir@nationalbankholdings.com or by calling (720) 554-6640. No Offer or Solicitation This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law. Further Information: This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports 2

About Non-GAAP Financial Measures 3 Certain of the financial measures and ratios we present, including “tangible book value”, “tangible book value per share”, "return on average tangible common equity", "tangible common equity", and "tangible assets" metrics, are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to these financial measures and ratios as “non-GAAP financial measures.” We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results or by presenting certain metrics on a fully taxable equivalent basis. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies.

Well Structured Transaction With Significant Strategic Value

National Bank Holdings CORPORATION

Pricing	• $369mm Deal Value (1) • Price / TBVPS: 1.52x • Deal Value / '26E Net Income: 11.0x (2) • Deal Value / '26E Net Income + Cost Savings: 7.6x (2)(3)
Structure	• Each common share of Vista Bancshares, Inc. to be exchanged for 3.1161x shares of NBHC and $31.62 of cash • ~80% stock / ~20% cash consideration • Pro forma ownership: ~84% NBHC / ~16% Vista
Leadership and Branding	• John Steinmetz will lead the combined Texas market and will be named Executive Vice Chair and Executive Managing Director of Strategic Initiatives at NBH Bank (has served as Vista CEO for over 10 years) • One current Vista director to be added to NBHC board • NBH Bank franchise will be rebranded as Vista Bank across the combined enterprise over time
Timing and Approvals	• Approved by both Boards of Directors • Subject to Vista shareholder approval, regulatory approval, and other customary closing conditions • Anticipated closing in Q1 2026

Vista Bank

Source: S&P Capital IQ Pro, FactSet Research Systems Inc., NBHC and Vista filings

(1) Based on 2,310,790 outstanding shares of Vista, includes $12mm payment for cashing out of Vista warrants and options; Based on 123,132 Vista options at a weighted average strike price of $63.80 and 22,618 Vista warrants at a weighted average strike price of $110.53, and NBHC share price of $38.47 as of 9/12/2025, and approximately $7mm of stock consideration in exchange for restricted shares of Vista to be issued in connection with the transaction

(2) Vista 2026E earnings per Vista management

(3) Includes impact of 100% phased-in cost savings for illustrative purposes

4

Creating a Premier Western Franchise

National Bank Holdings CORPORATION

Attractive Financial Impact

- Enhances NBHC's financial performance and growth profile
- Expect strong EPS accretion of ~17%,[1] 20%+ IRR, and earnback ~3 years
- Leverages NBHC's access to capital and expected to improve 2026 ROATCE 350bps+[1]
- Significant revenue synergy opportunities (none modeled) to leverage NBHC liquidity to accelerate Texas's growth, enhance banking capabilities offered to Vista's middle market clients and introduce NBH Trust and Wealth services to Vista's Private Client network

Expansion into Demographically Attractive Texas Markets

- Materially accelerates NBHC's growth strategy in Texas, the third largest state by deposits
- Texas is one of the best banking markets in the country in terms of size, economy and growth
- 5-year projected population growth in Texas is 5.6% or more than 2x the national average

Enhanced Growth Profile with High Quality Originations

- Vista's strong loan growth CAGR of 21% since 2021[2]
- Robust commercial banking capabilities with aligned risk management practices
- Attractive loan yields and strong asset quality

Deepens Management Bench

- Strong cultural fit through similar relationship banking approach and community engagement
- Vista executive team to lead combined Texas market
- Vista brand to be retained across the combined enterprise over time

Low Risk Transaction

- Comprehensive due diligence completed, including thorough credit review
- Capital remains robust – pro forma CET1 ratio of 12.5%[3]
- NBHC has a strong track record of successfully executing and integrating M&A transactions

Pro Forma Banking Center Footprint [4]


National Bank Holdings CORPORATION
+
Vista Bank
ID
WY
UT
CO
KS
MO
NM
TX
~20% of Pro Forma Deposits [5]

Pro Forma Financial Highlights [5]

$12.4bn	$9.3bn	$10.4bn	$1.7bn
Assets	Loans	Deposits	Mkt. Cap [6]

Source: S&P Capital IQ Pro, FactSet Research Systems Inc., NBHC and Vista filings; Financial data as of the quarter ended June 30, 2025 unless otherwise stated

(1) Full-year impact and 100% phased-in cost savings presented for illustrative purposes
(2) Includes sale of 7 West Texas branches ($119 million of associated loans)
(3) Presented at illustrative transaction close inclusive of estimated purchase accounting adjustments
(4) Vista has one banking center in Palm Beach, Florida that is not shown; Represents 9% of Vista deposits as of 6/30/2025; Footprint excludes ATM-only location in Lubbock, Texas
(5) Pro forma amounts based on 6/30/25 and exclude purchase accounting adjustments
(6) Based on NBHC share price of $38.47 as of 9/12/2025 and 7.4 million shares issued to Vista

5

Vista at a Glance: Ideal Partner to Strengthen Growth in Texas

National Bank Holdings CORPORATION

Company Overview

- Founded in 1912 in Ralls, TX
- One of Texas' fastest-growing banks
- Management team with deep ties and roots in Texas
- Rebranded as Vista Bank in 2008
- Entered Dallas, Fort Worth, and Austin markets between 2015 – 2017 expanding commercial client reach; relocated HQ to Dallas in 2018



Vista Bancshares, Inc. (11) (1)
Vista Bancshares HQ
Lubbock
Dallas
Austin

2025 Q2 Financial Highlights

$2.4bn Assets	$1.9bn Loans	$2.1bn Deposits	$6.8mm Net Income
1.13% ROAA	11.8% ROATCE	61.2% Efficiency	3.97% NIM
12.7% CET1 Ratio	9.7% TCE / TA	0.14% NPAs / Assets [2]	87.7% Loans / Deposits

Vista Recognition

Recognized Leader in Texas

American Banker 2024 Best Banks to Work For
D CEO Dallas 500 2024
Dallas Business Journal BPTW 2024 Best Places to Work
2024 The Official Community's Choice Awards – Best of Lubbock
Dallas Business Journal 40 Under 40 2024 Awards
Fast 50 Awards 2024
Inc. Power Partner 2024
EY Entrepreneur Of The Year 2024 Award Winner

Robust Loan Origination

Gross Loans ($mm)



21% CAGR (3)
$952
$1,190
$1,553
$1,945
$1,858 (3)
'21 FY
'22 FY
'23 FY
'24 FY
'25 YTD
Yield on Loans: (3)
5.56%
5.45%
7.14%
7.70%
7.33%

Strong Earnings Growth

Net Income ($mm)



17% CAGR
$18.4
$22.0
$28.2
$25.5
$31.6(4)
'21 FY
'22 FY
'23 FY
'24 FY
'25 YTD

Source: S&P Capital IQ Pro and Vista filings

(1) Vista has one banking center in Palm Beach, Florida that is not shown; Represents 9% of Vista deposits as of 6/30/2025; Footprint and count excludes ATM-only location in Lubbock, Texas

(2) Data per bank level regulatory filings

(3) Includes sale of 7 West Texas branches ($119 million of associated loans)

(4) 2025 YTD consolidated net income of $15.8 million annualized for illustrative purposes

6

Headquartered in Dallas, TX MSA Adding Scale in High-Growth Texas Markets Notable Texas Employers 7 ‘25 – ‘30E Median HHI Growth (4) ‘25 – ‘30E Population Growth (4) 8.8% 10.1% 10.2% National Average Texas (State) Dallas (MSA) 2.4% 5.6% 7.1% National Average Texas (State) Dallas (MSA) Texas Market Highlights Dallas MSA Market Highlights $2.8tn 2024 GDP (1) #2 U.S. Economy by GDP (1) #8 World Economy by GDP (1)(2) 54 Fortune 500 Companies (3) #2 State by Population (4) #1 State by Job Growth (5) #4 MSA by Population (4) 21 Fortune 500 Companies (3) #4 City to Start a Business (6) #1 MSA by Deposits in Texas (4) #8 MSA by Deposits in the U.S. (4) #1 In Job Creation since 2010 (7) 73% of Vista deposits are located in Dallas (as of 6/30/2025) #2 Rank #4 Rank (1) Per U.S. Bureau of Economic Analysis (2) Per International Monetary Fund (3) Per Fortune (4) Per S&P Capital IQ Pro (5) Per U.S. News (6) Per USA Today (7) Per The City of Dallas Economic Development Corporation HHI: Household Income

Diversified Balance Sheet Mix

National Bank Holdings Corporation | Vista Bank | Pro Forma [(1)]

Loans
as of 6/30/2025

Improved loan yields

CRE concentration remains low



OO CRE 16%
Non-OO CRE 15%
Multifamily 4%
$7.5bn
Yield: 6.45%
C&I 44%
Residential R.E. 17%
Construction 4%

Loans / Deposits: 90.5%
Non-OO CRE / TRBC: 141%



OO CRE 12%
Non-OO CRE 25%
Multifamily 4%
$1.9bn
Yield: 7.53%
Residential R.E. 14%
C&I 28%
Construction 17%

Loans / Deposits: 87.7%
Non-OO CRE / TRBC: 285%



OO CRE 16%
Non-OO CRE 17%
Multifamily 4%
$9.3bn
Yield: 6.67%
C&I 41%
Residential R.E. 16%
Construction 6%

Loans / Deposits: 90.0%
Non-OO CRE / TRBC: 195% [(2)]

Deposits
as of 6/30/2025

Strong pro forma liquidity with demand deposits of ~25%, and under 15% time deposits



MMDA & Savings 46%
Time 13%
$8.3bn
Cost: 2.04%
Demand 26%
IB Transaction 15%



MMDA & Savings 48%
Time 11%
$2.1bn
Cost: 3.06%
Demand 19%
IB Transaction 22%



MMDA & Savings 46%
Time 13%
$10.4bn
Cost: 2.25%
Demand 25%
IB Transaction 16%

Source: S&P Capital IQ Pro, NBHC and Vista filings; Financial data as of the quarter ended June 30, 2025 unless otherwise stated
Note: Totals may not sum due to rounding
Note: NBHC loan and deposit data per SEC-10Q filing; Vista loan and deposit data per bank level regulatory filings
(1) Pro forma financial information as of 6/30/25 and excludes purchase accounting adjustments unless otherwise noted
(2) Presented at illustrative transaction close inclusive of estimated purchase accounting adjustments

8

9 Key Transaction Assumptions Transaction Consideration $369mm(1) 80% stock / 20% cash 1.25% of Loans Accreted over 3 Years $12.5mm PCD Mark Loan Credit Mark Cost Savings 30% of NIE 75% phased-in in 2026, 100% thereafter 1.0% of Loans Accreted over 3 Years Loan Rate Mark $4mm HTM Mark Securities Portfolio $5mm After-tax AOCI Accreted over 4 years Other Assumptions 4.0% Cost of Cash Q1 2026 Estimated Closing Date 23% Marginal Tax Rate $35mm Pre-tax 100% included in TBV dilution and capital at closing Deal Related Charges Core Deposit Intangible 1.5% of non-time deposits Amortized over 10 years (1) Includes $12mm cash out of Vista options and warrants and approximately $7mm of stock consideration in exchange for restricted shares of Vista to be issued in connection with the transaction

10 Attractive Pro Forma Financial Impact ~53% 2026E Efficiency Ratio ~15.4% 2026E ROATCE ~1.3% 2026E ROAA Enhanced Pro Forma Profitability(1) Attractive Financial Impact Robust Capital at Closing 14.1% Total Capital Ratio 12.5% CET1 Ratio 9.4% TCE / TA ~3 years TBV Earnback 7.8% TBV Dilution ~17% 2026 EPS Accretion(1) (Fully Phased-in) (1) Full-year impact and 100% phased-in cost savings presented for illustrative purposes

11 Banking Operations Marketing Legal Credit & Loan Review Human Resources Compliance & Audit Operations Treasury Risk Management Finance & Accounting Tax Technology Thorough diligence process focusing on all key functional areas: Loan Review 67% of total portfolio 100% classified loans 56% >$500k loan size 15 dedicated internal credit review participants Experienced Acquiror with Thorough Processes and Seamless Integration ➢ Full management review of all key functional areas of Vista ➢ Detailed review of cost structure and expected synergies ➢ Strong cultural alignment ➢ Extensive prior due diligence merger integration experience ➢ Integration process will evaluate and reflect best practices and top talent Comprehensive Due Diligence Completed 98% watch loans

12 Financially Attractive Clear Strategic Fit Deep Bench of Talent Runway for Future Organic Growth and M&A Scale in High-Growth Texas Markets Strategically Compelling Texas Expansion

Thank you.